EXHIBIT 10.3
INTERCREDITOR AGREEMENT
     INTERCREDITOR AGREEMENT, dated as of November 9, 2007 (as modified, amended, restated or supplemented from time to time, this “Agreement”), by and among PNC BANK, NATIONAL ASSOCIATION, in its capacity as Administrator under the Receivables Purchase Agreement (as hereinafter defined) (the “Administrator”), BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”, and together with the Administrative Agent, the “Lender Agent”) under the Loan Agreement (as hereinafter defined), COOPER RECEIVABLES LLC (the “Transferor”), and COOPER TIRE & RUBBER COMPANY (“Cooper Tire”).
WITNESSETH:
     WHEREAS, Cooper Tire has agreed to sell, contribute, transfer and assign to the Transferor, and the Transferor has agreed to purchase or otherwise acquire from Cooper Tire, as Originator under the Purchase and Sale Agreement (in such capacity, the “Originator”), all of the right, title and interest of the Originator in the Receivables (as hereinafter defined) pursuant to that certain Purchase and Sale Agreement dated as of August 30, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase and Sale Agreement”);
     WHEREAS, the Transferor, as seller, Cooper Tire, in its capacity as Servicer, the Receivables Purchasers (each as defined below), and the Administrator, in its capacities as LC Bank (as defined in the Receivables Purchase Agreement), and as administrator for the Receivables Purchasers, are parties to an Amended and Restated Receivables Purchase Agreement dated as of September 14, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”), pursuant to which, among other things, (i) the Receivables Purchasers have agreed, among other things, to purchases from the Transferor from time to time undivided percentage ownership interests in Receivables purchased by or contributed to the Transferor pursuant to the Purchase and Sale Agreement and (ii) the Transferor has granted a lien on the Receivables to the Administrator for the benefit of the Receivables Purchasers;
     WHEREAS, the Purchase and Sale Agreement and the Receivables Purchase Agreement provide for the filing of UCC financing statements to perfect the ownership and security interest of the parties thereto with respect to the property covered thereby;
     WHEREAS, Cooper Tire, as a borrower (in such capacity, the “Borrower”), Max-Trac Tire Co., Inc., (“Max-Trac”), as a borrower, the Lender Agent, PNC, as syndication agent, Banc of America Securities LLC and PNC Capital Markets LLC, as joint book managers and joint lead arrangers, and the financial institutions from time to time party thereto as Lenders are parties to a Loan and Security Agreement dated as of November 9, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used but not defined herein have the respective meanings ascribed to such terms in the Loan Agreement);

     WHEREAS, to secure Cooper Tire’s obligations to the Lenders and Lender Agent under the Loan Agreement and other Loan Documents (as hereinafter defined), Cooper Tire has granted to the Lender Agent for the benefit of the Lenders a lien over, among other things, inventory, certain accounts receivable and certain general intangibles, including the Unsold Receivables (as hereinafter defined), and all proceeds of the foregoing; and
     WHEREAS, the parties hereto wish to set forth certain agreements with respect to the Receivables Assets (as hereinafter defined) and with respect to the Lender Collateral (as hereinafter defined);
     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:
ARTICLE 1.
DEFINITIONS.
     1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):
     “Bankruptcy Code” means the United States Bankruptcy Reform Act of 1978 (11 U.S.C. § 101, et seq.), as amended from time to time.
     “Borrower” is defined in the fourth Recital.
     “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City, New York, Pittsburgh, Pennsylvania, Chicago, Illinois, Wisconsin or Charlotte, North Carolina are authorized or required by law to remain closed.
     “Claim” means the Lender Claim or the Receivables Claim, as applicable.
     “Collections” means, for any Receivable as of any date, (i) all amounts, whether in the form of wire transfer, cash, checks, drafts, or other instruments, that are received (or deemed received) by the Transferor, the Originator, Cooper Tire in its capacity as servicer or the Administrator, in each case in payment of amounts owed in respect of such Receivable (including purchase price, finance charges, interest and other charges), or applied to any amount owed by an Obligor on account of such Receivable, including, without limitation, all amounts received on account of such Receivable (including insurance payments and net proceeds of the sale or disposition of repossessed goods or other collateral or property of an Obligor on account of such Receivable) and all other fees and charges related thereto, (ii) cash proceeds of Returned Goods with respect to such Receivable and (iii) all amounts paid by Cooper Tire in respect of such Receivable pursuant to the Purchase and Sale Agreement and/or the Receivables Purchase Agreement, in each case, whether received or paid on, before, or after the delivery of a Receivables Termination Notice under Section 2.19 of this Agreement.
     “Commingled Property” is defined in Section 2.03(d).

     “Contract” has the meaning ascribed to such term in the Receivables Purchase Agreement.
     “Disposition” means, with respect to any assets of Cooper Tire, any liquidation of Cooper Tire or its assets, the establishment of any receivership for Cooper Tire or its assets, the appointment of an administrator, trustee, conservator or other custodian for Cooper Tire or any part of its assets, a bankruptcy proceeding (or any other proceeding under insolvency, debtor relief or debt adjustment laws) of Cooper Tire (either voluntary or involuntary), the payment of any insurance, condemnation, confiscation, seizure or other claim upon any such assets or the condemnation, confiscation, seizure, loss or destruction thereof, or damage to, or any other sale, transfer, assignment or other disposition of such assets.
     “Enforcement” means collectively or individually, for (a) any of the Administrator or the Receivables Purchasers to (i) declare a Facility Termination Date to have occurred under the Receivables Documents by reason of an occurrence of a Termination Event thereunder (or any Facility Termination Date shall have occurred automatically by reason of an occurrence of a Termination Event thereunder) or (ii) commence the judicial or nonjudicial enforcement of any of the default rights and remedies under the Receivables Documents and/or (b) any of the Lender Agent or the Lenders during the continuance of a Lender Event of Default (i) to demand payment in full of or accelerate the indebtedness of Cooper Tire owing to the Lenders and Lender Agent or (ii) to commence the judicial or nonjudicial enforcement of any of the default rights and remedies under the Loan Documents.
     “Enforcement Notice” means a written notice delivered in accordance with Section 2.05, which notice shall (i) if delivered by the Administrator, state that a Facility Termination Date has been declared or deemed declared by reason of an occurrence of a Termination Event and state that an Enforcement Period has commenced and (ii) if delivered by the Lender Agent, state that a Lender Event of Default has occurred and that the payment in full of the Lender Claim has been demanded or the indebtedness of Cooper Tire to the Lenders has been accelerated or Lender Agent has otherwise commenced the judicial or nonjudicial enforcement of any default rights and remedies under the Loan Documents, and state that an Enforcement Period has commenced.
     “Enforcement Period” means the period of time following the receipt by either the Lender Agent, on the one hand, or the Administrator, on the other, of an Enforcement Notice delivered by the other until the earliest of the following: (i) the Receivables Claim has been satisfied in full, none of the Receivables Purchasers have any further obligations under the Receivables Documents and the Receivables Documents have been terminated; (ii) the Lender Claim has been satisfied in full, the Lenders have no further obligations under the Loan Documents and the Loan Documents have been terminated; and (iii) the parties hereto agree in writing to terminate the Enforcement Period.
     “Facility Termination Date” has the meaning ascribed to such term in the Receivables Purchase Agreement.
     “Inventory” has the meaning ascribed to such term in the UCC, including all goods intended for sale, lease, display or demonstration; all work in process; and all raw materials, and other materials and supplies of any kind that are or could be used in connection with the manufacture, printing, packing, shipping, advertising, sale, lease or furnishing of such goods, or otherwise used or consumed in the Originator’s business (but excluding equipment (as such term is defined in the UCC) and Returned Goods).
     “Lender Claim” means all of the indebtedness, obligations and other liabilities of Cooper Tire and its subsidiaries now or hereafter arising under, or in connection with, the Loan Documents including, but not limited to, all sums now or hereafter lent or advanced to or for the benefit of Cooper Tire, all reimbursement obligations of Cooper Tire with respect to letters of credit, any interest thereon (including, without limitation, interest accruing after the commencement of a bankruptcy, insolvency or similar proceeding relating to Cooper Tire, whether or not such interest is an allowed claim in any such proceeding), any reimbursement obligations, fees or expenses due thereunder, any costs of collection or enforcement, and all other “Obligations” under and as defined in the Loan Agreement.
     “Lender Collateral” means all property and interests in property, now owned or hereafter acquired or created, of Cooper Tire in or upon which a Lender Interest is granted or purported to be granted by Cooper Tire to the Lender Agent for the benefit of the Lenders under any of the Loan Documents, and includes, without limitation,
     (a) all of the interests in property described in the first proviso of Section 2.01(a) hereof;
     (b) all Unsold Receivables;
     (c) all rights to, but not the obligations of, the Originator under all Related Security with respect to any of the Unsold Receivables;
     (d) all monies due or to become due to the Originator with respect to any of the foregoing;
     (e) all books and records of the Originator to the extent related to any of the foregoing;
     (f) all Collections and other products and proceeds (as defined in the applicable UCC) of any of the foregoing, including, without limitation, all funds which either are received by the Originator in its individual capacity or as servicer or the Transferor from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, invoice price, finance charges, interest and all other charges) in respect of any of the Unsold Receivables or are applied to such amounts owed by the Obligors (including, without limitation, any insurance payments that Cooper Tire, in its individual capacity or as servicer or the Transferor applies in the ordinary course of its business to amounts owed in respect of any of the Unsold Receivables, and the net proceeds of the sale or other disposition of repossessed goods or other collateral or property of the Obligors in respect of any of the Unsold Receivables or any other parties directly or indirectly liable for payment of such Unsold Receivables); and
     (g) all proceeds of the foregoing.
     In no event shall the Lender Collateral include any property released from the Lender Interest pursuant to Section 2.01(a).

     “Lender Deposit Account Control Agreement” means a “Deposit Account Control Agreement” as such term is defined in the Loan Agreement.
     “Lender Event of Default” has the meaning ascribed to the term “Event of Default” in the Loan Agreement.
     “Lender Interest” means, with respect to any property or interest in property, now owned or hereafter acquired or created, of Cooper Tire, any lien, claim, encumbrance, security interest or other interest of the Lender Agent or the Lenders in such property or interests in property.
     “Lenders” means the “Lenders” and “Secured Parties” under and as defined in the Loan Agreement, the Lender Agent, the Syndication Agent, the Joint Lead Arrangers and the Joint Book Managers (each as defined in the Loan Agreement).
     “Loan Agreement” is defined in the fourth Recital.
     “Loan Documents” has the meaning ascribed to such term in the Loan Agreement.
     “Lock-Box Account” has the meaning ascribed to such term in the Receivables Purchase Agreement.
     “Obligor” has the meaning ascribed to such term in the Receivables Purchase Agreement.
     “Originator” is defined in the first Recital.
     “Outstanding Balance” has the meaning ascribed to such term in the Receivables Purchase Agreement.
     “Person” means any individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity or a governmental body or any political subdivision thereof.
     “Pledged Collateral” means (a) the Transferor Stock, (b) the Subordinated Note, (c) all payments of principal and interest or dividends or other distributions on, and other rights to payment under, any of the foregoing, and (d) all proceeds of any of the foregoing.
     “Proceeds” has the meaning ascribed to such term in the UCC.
     “Purchase and Sale Agreement” is defined in the first Recital.
     “Purchased Receivables” means now owned or hereafter existing Receivables sold, transferred or contributed, or purported to be sold, transferred or contributed by the Originator to the Transferor under the Purchase and Sale Agreement, but does not include any Receivable (or interest therein or Receivables Assets related thereto) that is sold, transferred or contributed, or purported to be sold, transferred or contributed, by the Originator to the Transferor after the Sale Termination Date.

     “Receivable” means any indebtedness and other obligations owed to the Originator or the Transferor or any right of the Transferor or the Originator to payment from or on behalf of an Obligor or any right to reimbursement for funds paid or advanced by the Transferor or the Originator on behalf of an Obligor, whether constituting an account, chattel paper, payment intangible, instrument or general intangible, however arising (whether or not earned by performance), and includes, without limitation, the obligation to pay any finance charges, fees and other charges with respect thereto.
     “Receivables Assets” means
     (a) each Purchased Receivable;
     (b) all rights to, but not the obligations of, the Originator under all Related Security with respect to any of the foregoing Receivables;
     (c) all monies due or to become due to the Originator with respect to any of the foregoing;
     (d) all books and records of the Originator to the extent related to any of the foregoing;
     (e) all Collections and other products and proceeds (as defined in the applicable UCC) of any of the foregoing, including, without limitation, all funds which either are received by the Originator in its individual capacity or as servicer or the Transferor from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, invoice price, finance charges, interest and all other charges) in respect of any of the above Receivables or are applied to such amounts owed by the Obligors (including, without limitation, any insurance payments that Cooper Tire, in its individual capacity or as servicer or the Transferor applies in the ordinary course of its business to amounts owed in respect of any of the above Receivables, and the net proceeds of the sale or other disposition of repossessed goods or other collateral or property of the Obligors in respect of any of the above Receivables or any other parties directly or indirectly liable for payment of such Receivables);
     (f) all right, title and interest (but not obligations) of the Transferor in and to each lock-box account into which any Collections or other products or proceeds (as defined in the applicable UCC) with respect to such Receivables may be deposited, and any related investment property acquired with any such Collections or other products or proceeds (as such term is defined in the applicable UCC);
     (g) all rights, powers and privileges (but not any obligations) of the Transferor under the Purchase and Sale Agreement; and
     (h) all proceeds of the foregoing.
     “Receivables Claim” means all indebtedness, obligations (monetary or otherwise) and other liabilities of the Originator to the Transferor and of the Originator and the Transferor to the Receivables Purchasers and/or the Administrator now or hereafter arising under, or in connection with, the Receivables Documents, including, but not limited to, all sums or increases now or hereafter advanced or made to or for the benefit of the Transferor thereunder as the purchase price paid for Purchased Receivables (or interests therein), all reimbursement obligations of the Transferor with respect to letters of credit, any interest or yield thereon (including, without limitation, interest or yield accruing after the commencement of a bankruptcy, insolvency or similar proceeding relating to Cooper Tire or the Transferor, whether or not such interest or yield is an allowed claim in any such proceeding), any repayment or reimbursement obligations, fees or expenses due thereunder, and any costs of collection or enforcement.
     “Receivables Documents” means the Purchase and Sale Agreement, the Receivables Purchase Agreement and any other agreements, instruments or documents (i) executed by the Originator and delivered to the Transferor, the Administrator or the Receivables Purchasers or (ii) executed by the Transferor and delivered to the Administrator or the Receivables Purchasers.
     “Receivables Interest” means, with respect to any property or interests in property, now owned or hereafter acquired or created, of the Originator (regardless of whether sold or contributed by the Originator to the Transferor), any lien, claim, encumbrance, security interest or other interest of the Transferor and/or the Administrator or any Receivables Purchaser in such property or interests in property.
     “Receivables Purchase Agreement” is defined in the second Recital.
     “Receivables Purchaser” means each Person from time to time party to the Receivables Purchase Agreement in the capacity of a “Purchaser” or “Administrator” (each as defined in the Receivables Purchase Agreement).
     “Receivables Termination Notice” means a written notice from the Lender Agent to the Administrator stating that a Lender Event of Default has occurred and that the payment in full of the Lender Claim has been demanded or the indebtedness of Cooper Tire to the Lenders has been accelerated.
     “Records” means all Contracts and other documents, books, records and other information (including computer programs, tapes, disks, data processing software and related property and rights) maintained with respect to Receivables, the Obligors thereunder and the Receivables Assets.
     “Related Security” means, with respect to any Receivable:
     (a) all of the Originator’s and the Transferor’s interest in any Returned Goods and documentation of title evidencing the shipment or storage of any Returned Goods, the sale of which gave rise to such Receivable,
     (b) all instruments and chattel paper that may evidence such Receivable,
     (c) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all UCC financing statements or similar filings relating thereto,

     (d) solely to the extent applicable to such Receivable, all of the Originator’s and the Transferor’s rights, interests and claims under the Contracts relating to such Receivable, and all guaranties, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, and
     (e) all of the Originator’s and the Transferor’s rights, interests and claims under the Purchase and Sale Agreement and the other Transaction Documents (as such term is defined in the Receivables Purchase Agreement).
     “Returned Goods” means returned, repossessed or foreclosed goods and/or merchandise the sale of which gave rise to a Receivable.
     “Sale Termination Date” means the earliest to occur of (a) the date the Facility Termination Date occurs with respect to all Purchasers (as such term is defined in the Receivables Purchase Agreement), (b) the date on which an Event of Bankruptcy occurs with respect to the Originator and (c) the Business Day immediately following the date on which the Administrator receives a Receivables Termination Notice; provided however, the occurrence of the Sale Termination Date and the cessation of the sale and transfer of Receivables from the Originator to the Transferor shall be subject to applicable bankruptcy laws and any orders of any bankruptcy court.
     “Servicer” has the meaning ascribed to such term in the Receivables Purchase Agreement.
     “Subordinated Note” means the “Company Note” as such term is defined in Section 3.1 of the Purchase and Sale Agreement.
     “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.
     “Unsold Receivables” means any Receivables other than Purchased Receivables.
     “Termination Event” has the meaning ascribed to such term in the Receivables Purchase Agreement.
     “Transferor Stock” means (a) all of the issued and outstanding membership interests of the Transferor, (b) all additional membership interests of the Transferor issued from time to time, (c) all options, warrants and other rights with respect to the foregoing and (d) all dividends and other distributions on account of such membership interests.
     1.02. References to Terms Defined in the Receivables Documents and the Loan Documents. Whenever in Section 1.01 a term is defined by reference to the meaning ascribed to such term in any of the Receivables Documents or in any of the Loan Documents, then, unless otherwise specified herein, such term shall have the meaning ascribed to such term in the Receivables Documents or Loan Documents, respectively, as in existence on the date hereof, without giving effect to any amendments of such term (or any amendment of terms used in such term) as may hereafter be agreed to by the parties to such documents, unless such amendments have been consented to in writing by all of the parties hereto.
ARTICLE 2.
INTERCREDITOR PROVISIONS.
     2.01. Priorities with Respect to Receivables Assets.
     (a) Notwithstanding any provision of the UCC, any applicable law or decision or any of the Loan Documents or the Receivables Documents, the Lender Agent (for itself and on behalf of each Lender) hereby agrees that, at all times prior to the Sale Termination Date, upon the sale or other transfer or any purported sale or transfer (including, without limitation, by way of capital contribution) (to the extent recharacterized as a financing) of any Receivable (or interest therein) by the Originator to the Transferor pursuant to the Purchase and Sale Agreement, any Lender Interest of the Lenders or the Lender Agent in such Receivables and all Receivables Assets with respect thereto shall automatically and without further action cease and be forever released and discharged and the Lender Agent and the Lenders shall have no right, title or interest therein; provided, however, that nothing in this Section 2.01 or in the definition of “Receivables Assets” shall be deemed to constitute a release or subordination by the Lender Agent or any of the Lenders of: (i) any Lender Interest in the proceeds received by Cooper Tire from the Transferor for the sale of Receivables pursuant to the Purchase and Sale Agreement (including, without limitation, cash payments made by the Transferor under the Subordinated Note (as the outstanding principal balance under the Subordinated Note may increase or decrease from time to time)); (ii) any Lender Interest or right of the Lender Agent or any of the Lenders in any interests that Cooper Tire may acquire from the Transferor or the Administrator in Returned Goods or that Cooper Tire has in Returned Goods; or (iii) any Lender Interest or right that any of the Lenders or the Lender Agent has in any Unsold Receivables and the proceeds thereof, or (iv) any Lender Interest or right that the Lender Agent or any of the Lenders has in any deposit or other bank account subject to any Lender Deposit Account Control Agreement; provided further, however, that any Lender Interest in such Returned Goods shall be junior and subject and subordinate to the Receivables Interest therein unless and until each of Cooper Tire and the Transferor shall have made all payments or adjustments required to be made by it under the Receivables Documents on account of the reduction of the Outstanding Balance of any Purchased Receivable related to such Returned Goods. If any goods or merchandise, the sale of which has given rise to a Purchased Receivable, are returned to or repossessed by Cooper Tire, on behalf of the Transferor, then, upon payment by Cooper Tire or the Transferor of all adjustments required on account thereof under the Receivables Purchase Agreement, the Receivables Interest in such Returned Goods shall automatically and without further action cease to exist and be released and extinguished and such Returned Goods shall thereafter not constitute Receivables Assets for purposes of this Agreement unless and until such Returned Goods have been resold so as to give rise to a Receivable and such Receivable has been sold, contributed, or otherwise transferred to the Transferor.
     (b) The Lender Agent further acknowledges and agrees that to the extent that, notwithstanding Section 2.01(a) above, the Lender Agent or any Lenders are deemed to have any interest, claim or benefit in or from the Receivables Assets whether by operation of law, legal process, pursuant to applicable provisions of the Bankruptcy Code or otherwise (including without limitation by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then any such interest, claim or benefit in or from the Receivables Assets is and shall be expressly subordinated to the indefeasible payment in full of the Receivables Claim (whether or not any such claim is legally perfected or otherwise entitled to a priority of distribution or application under applicable law, including the Bankruptcy Code) including, without limitation, the payment of post-petition interest on such other obligations and liabilities.
     2.02. Respective Interests in Lender Collateral; Transferor Distributions to Originator.
          (a) Except for all rights to access to and use of Records granted to the Transferor, the Administrator, and the Receivables Purchasers pursuant to the Receivables Documents and except for the Receivables Interest of the Administrator (for the benefit of the Receivables Purchasers) in Returned Goods, which interest is senior in all respects to any Lender Interest therein subject to Section 2.01(a), each of the Transferor and the Administrator (for itself and on behalf of each Receivables Purchaser) agrees that it does not have and shall not have any Receivables Interest in the Lender Collateral, and that it consents to the creation, attachment, perfection, and continued existence of the Lender Interest in the Lender Collateral and the filing of UCC financing statements in favor of the Lender Agent covering Lender Collateral but excluding any Receivables Assets. Notwithstanding any provision of the UCC, any applicable law or decision or any of the Loan Documents or the Receivables Documents, the Transferor, the Administrator and the Receivables Purchasers hereby agree that, at all times on and after the Sale Termination Date, upon the sale or other transfer or any purported sale or transfer (including, without limitation, by way of capital contribution) (to the extent recharacterized as a financing) of any Receivable (or interest therein) on or after the Sale Termination Date by the Originator to the Transferor, any Receivables Interest in such Receivables and all Lender Collateral with respect thereto shall automatically and without further action cease and be forever released and discharged and the Administrator and the Receivables Purchasers shall have no right, title or interest therein.
          (b) Each of the Transferor and the Administrator (for itself and on behalf of each Receivables Purchaser) acknowledges and agrees that to the extent that, notwithstanding Section 2.02(a) above, the Transferor, the Administrator or any Receivables Purchaser is deemed to have any interest, claim or benefit in or from the Lender Collateral whether by operation of law, legal process, pursuant to applicable provisions of the Bankruptcy Code or otherwise (including without limitation by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then any such interest, claim or benefit in or from the Lender Collateral is and shall be expressly subordinated to the indefeasible payment in full of the Lender Claim (whether or not any such claim is legally perfected or otherwise entitled to a priority of distribution or application under applicable law, including the Bankruptcy Code) including, without limitation, the payment of post-petition interest on such other obligations and liabilities.
          (c) Transferor shall distribute all payments made by Transferor to Originator in accordance with the Purchase and Sale Agreement into a bank account of Originator that is subject to a Lender Deposit Account Control Agreement.

     2.03. Distribution of Proceeds. At all times, all proceeds of Lender Collateral and Receivables Assets shall be distributed in accordance with the following procedure:
          (a) (i) Subject to the subordination provisions of Section 2.01(a), all proceeds of the Lender Collateral shall be paid to the Lender Agent for application on the Lender Claim and other obligations and liabilities owing under the Loan Agreement and other Loan Documents until the Lender Claim and such other obligations and liabilities have been paid and satisfied in full in cash and the Loan Agreement is terminated; and (ii) any remaining proceeds shall be paid to Cooper Tire or as otherwise required by applicable law, and the Transferor and the Administrator (for itself and on behalf of each Receivables Purchaser) agrees that none of the Transferor, the Administrator or the Receivables Purchasers have, nor shall they have, any Receivables Interest in such remaining proceeds. The foregoing shall not, however, impair any claim or any right or remedy that the Transferor, the Administrator or the Receivables Purchasers may have against Cooper Tire under the Receivables Documents or otherwise.
          (b) Subject to the subordination provisions of Section 2.02(a), all proceeds of the Receivables Assets shall be paid to the Administrator for application against the Receivables Claim in accordance with the Receivables Documents until the Receivables Claim has been paid and satisfied in full in cash and the Receivables Documents have terminated; and (ii) subject to Section 2.01 hereof, any remaining proceeds shall be paid to the Transferor or as otherwise required by applicable law. The Lender Agent (for itself and on behalf of each Lender) agrees that, except as set forth in Section 2.01 hereof, neither the Lender Agent nor the Lenders have, nor shall they have, any Lender Interest in such remaining proceeds. The foregoing shall not, however, impair any claim or any right or remedy that the Lender Agent or the Lenders may have against Cooper Tire under the Loan Documents or otherwise.
          (c) The Administrator agrees that, to the extent collections with respect to any Lender Collateral are on deposit in any Lock-Box Account, each of the Administrator and the Servicer shall use its commercially reasonable efforts to identify such collections, and when so identified, will cause such collections to be paid to an account of the Originator controlled by the Lender Agent so long as the forwarding of such collections would not violate any law, governmental rule, regulation or court order. The Lender Agent agrees that, to the extent collections of the Receivables Assets are on deposit in an account controlled by the Lender Agent, each of the Lender Agent and any applicable servicer under the Loan Documents will use its commercially reasonable efforts to identify such collections, and when so identified, cause such collections to be paid to the Lock-Box Account identified by the Administrator so long as the forwarding of such collections would not violate any law, governmental rule, regulation or court order.
          (d) If any Inventory of Cooper Tire has been commingled with Returned Goods in which the Receivables Interest continues as provided in Section 2.01(a) above (such Returned Goods and commingled Inventory, to the extent consisting of the same type and quality as such Returned Goods, collectively, the “Commingled Property”), and the Lender Agent or any Lender receives any proceeds on account of such Commingled Property (whether by reason of sale or by reason of insurance payments on account thereof) prior to release of the Receivables Interest in the Returned Goods included in such Commingled Property, then: (i) all proceeds of such Commingled Property shall be paid to the Lender Agent, and the Lender Agent shall, immediately upon receipt of such proceeds, pay to the Administrator for application against the Receivables Claim a share of such proceeds equal to the dollar amount of such proceeds multiplied by a fraction, the numerator of which equals the book value of such commingled Returned Goods and the denominator of which equals the book value of all of such Commingled Property; and (ii) any remaining proceeds shall be paid to the Lender Agent for application against the Lender Claim.
     2.04. Unsold Receivables.
          (a) The Transferor and the Administrator (for itself and on behalf of each Receivables Purchaser) hereby acknowledge that the Lender Agent on behalf of the Lenders and itself shall be entitled to Collections of Unsold Receivables.
          (b) The Lender Agent agrees that it shall not exercise any rights it may have under the Loan Documents to send any notices to Obligors informing them of the Lenders’ interest (if any) in the Receivables or directing such Obligors to make payments in any particular manner of any amounts due under the Receivables prior to the later of payment in full of the Receivables Claim and the termination of the Receivables Documents, except that from and after the earlier of (i) the date that is 45 days after the Sale Termination Date and (ii) the first date on which the Receivables Claim is less than $5,000,000, the Lender Agent may inform any Obligors of Unsold Receivables that such Unsold Receivables have been assigned to the Lender Agent and direct them as to where and how to make payments on account of Unsold Receivables.
          (c) Cooper Tire shall maintain a system of accounting that enables it to determine, for all Collections, the identity of the Receivables to which such Collections relate, including, without limitation, whether such Receivables are Purchased Receivables or Unsold Receivables. All of the parties hereto agree to cooperate with one another in good faith in making such determinations. In the event that Collections are received after the Sale Termination Date and the Receivable to which such Collections relate cannot be determined with reasonable certainty by the parties hereto after commercially reasonable inquiry, such Collections shall, for purposes of this Agreement, be applied first to the Receivables owed by such Obligor that have not been written off in accordance with GAAP in chronological order beginning with the oldest such Receivable, and then to the Receivables owed by such Obligor that have been written off in accordance with GAAP in chronological order beginning with the oldest such Receivable. In the event that Collections are received after the Sale Termination Date and the Obligor from whom such Collections were received cannot be determined with reasonable certainty by the parties hereto after commercially reasonable inquiry, such Collections shall, for purposes of this Agreement, be applied (to the extent that the parties hereto are entitled under applicable law to retain such Collections) first to the Receivables Claim and the Lender Claim on a pro rata basis, and second to the Transferor. Once identified, all proceeds of Unsold Receivables shall be transferred from the applicable Lock-Box Account to such other deposit accounts as the Lender Agent may specify from time to time.
     2.05. Enforcement Actions. Each of the Lender Agent and the Administrator agrees to use reasonable efforts to give an Enforcement Notice to the other prior to commencement of Enforcement (but failure to do so shall not prevent such Person from commencing Enforcement or affect its rights hereunder nor create any cause of action or liability against such Person). Subject to the foregoing, each of the parties hereto agrees that during an Enforcement Period:
          (a) Subject to any applicable restrictions in the Receivables Documents, the Administrator may at its option and without the prior consent of the other parties hereto, take any action to (i) accelerate payment of the Receivables Claim or any other obligations and liabilities under any of the Receivables Documents and (ii) liquidate the Receivables Assets or foreclose or realize upon or enforce any of its rights with respect to the Receivables Assets; provided, however, that the Administrator shall not take any action to foreclose or realize upon or to enforce any rights it may have with respect to any Receivables Assets constituting Returned Goods that have been commingled with the Lender Collateral without the prior written consent of the Lender Agent unless the Lender Agent has provided a written notice to the Administrator stating that the Loan Documents have been terminated and all monetary obligations under the Loan Documents have been satisfied in full.
          (b) Subject to any applicable restrictions in the Loan Documents, the Lender Agent or the Lenders may, at their option and without the prior consent of the other parties hereto, take any action to accelerate payment of the Lender Claim or any other obligation or liability arising under any of the Loan Documents, foreclose or realize upon or enforce any of their rights with respect to the Lender Collateral, including, except as otherwise provided in Section 2.03(d), with respect to any Receivables Assets constituting Returned Goods that have been commingled with the Lender Collateral, and take any other actions as they deem appropriate; provided, however, that the Lender Agent shall not otherwise take any action to foreclose or realize upon or to enforce any rights that either of them may have with respect to uncommingled Returned Goods without the Administrator’s prior written consent unless the Administrator has provided a written notice to the Lender Agent stating that the Receivables Documents have been terminated and all monetary obligations under the Receivables Documents have been satisfied in full.
          (c) If Returned Goods are commingled with Inventory, the parties agree to cooperate in the disposition of Commingled Property and the application of the proceeds thereof as provided in Section 2.03(d).
     2.06. Access to Records. (a) Subject to any applicable restrictions in the Receivables Documents (but without limiting any rights under the Receivables Documents), each of the Receivables Purchasers and the Administrator may enter one or more premises of Cooper Tire, the Transferor or their respective affiliates, whether leased or owned, at any time during reasonable business hours, without force or process of law and without obligation to pay rent or compensation to Cooper Tire, the Transferor, such affiliates, the Lenders or the Lender Agent, whether before, during or after an Enforcement Period, and may have access to and use of all Records located thereon and may have access to and use of any other property to which such access and use are granted under the Receivables Documents, in each case provided that such use is for the purpose of enforcing or exercising the Administrator’s and/or the Receivables Purchasers’ rights with respect to the Receivables Assets.
     (b) Subject to any contractual restrictions regarding confidentiality, (i) each of the Receivables Purchasers and the Administrator agrees to provide Lender Agent with access to and use of all Records in its possession; provided such access and use is for the purpose of enforcing or exercising the Lender Agent’s and Lenders’ rights with respect to the Lender Collateral and (ii) each of the Lender Agent and the Lenders agrees to provide the Administrator with access to and use of all books and records related to the Lender Collateral in its possession; provided such access and use is for the purpose of enforcing or exercising the Administrator’s and the Receivables Purchasers’ rights with respect to the Receivables Assets.
     2.07. Accountings. Cooper Tire agrees to render statements to the Administrator upon request, which statements shall identify in reasonable detail the Unsold Receivables, the Returned Goods and the Receivables to which the Returned Goods may relate. The Lender Agent agrees to inform the Administrator, upon reasonable request, as to the Lender Agent’s then current estimate of the outstanding amount of the Lender Claim, giving effect to the application of proceeds of Lender Collateral as hereinbefore provided. Cooper Tire agrees to render statements to the Lender Agent upon the request of the Lender Agent, which statements shall identify in reasonable detail the Purchased Receivables and shall render an account of the Receivables Claim, giving effect to the application of proceeds of Receivables Assets and Lender Collateral as hereinbefore provided; provided that the Administrator agrees to inform the Lender Agent as to the Administrator’s then current estimate of the outstanding amount of the Receivables Claim upon the reasonable request of the Lender Agent from and after the date (if any) on which Cooper Tire has ceased to be the Servicer under the Receivables Purchase Agreement. The Administrator agrees to provide written notice to the Lender Agent, upon reasonable request, as to the outstanding amount of the Receivables Interest of the Administrator (for the benefit of the Receivables Purchasers) in Returned Goods, subject to receipt by the Administrator of a statement from Cooper Tire identifying such Returned Goods. Cooper Tire and the Transferor hereby authorize the Lender Agent and the Administrator to provide the statements described in this section. None of the Lender Agent, Cooper Tire or the Administrator shall bear any liability if their respective accounts are incorrect.
     2.08. Agency for Perfection. The Administrator and the Lender Agent hereby appoint each other as agent for purposes of perfecting by possession their respective security interests and ownership interests and liens on the Lender Collateral and Receivables Assets, as applicable, described hereunder. In the event that the Administrator obtains possession of any item that it believes with reasonable certainty to be part of the Lender Collateral, the Administrator shall notify the Lender Agent of such fact, shall hold such Lender Collateral and shall deliver such Lender Collateral to the Lender Agent upon request. In the event that the Lender Agent obtains possession of any item that it believes with reasonable certainty to be part of the Receivables Assets, the Lender Agent shall notify the Administrator of such fact, shall hold such Receivables Assets and shall deliver such Receivables Assets to the Administrator upon request. The Administrator shall notify the Lender Agent with reasonable promptness whenever the Receivables Documents are amended to expand the scope of the property owned by or owed to the Receivables Purchasers thereunder; provided, however, that no such amendment shall be deemed to affect the meaning of terms defined in this Agreement unless the parties hereto consent in writing in accordance with Section 1.02 of this Agreement. The Lender Agent shall notify the Administrator with reasonable promptness whenever the Loan Documents are amended to expand the scope of the collateral securing the obligations thereunder; provided, however, that no such amendment shall be deemed to affect the meaning of terms defined in this Agreement unless the parties hereto consent in writing in accordance with Section 1.02 of this Agreement. No party to this Agreement shall be liable under this Agreement to any other party to this Agreement by reason of its having, in good faith, relinquished possession of Lender Collateral or Receivables Assets.
     2.09. UCC Notices. In the event that any party hereto shall be required by the UCC or any other applicable law to give notice to the other of intended disposition of Receivables Assets or Lender Collateral, respectively, such notice shall be given in accordance with Section 3.01 hereof and ten (10) days’ notice shall be deemed to be commercially reasonable.
     2.10. Independent Credit Investigations. Neither the Receivables Purchasers, the Administrator, the Lender Agent nor the Lenders, nor any of their respective directors, officers, agents or employees, shall be responsible to the other or to any other Person for the solvency, financial condition or ability of Cooper Tire or the Transferor to repay the Receivables Claim or the Lender Claim, or for the worth of the Receivables Assets or the Lender Collateral, or for statements of Cooper Tire or the Transferor, oral or written, or for the validity, sufficiency or enforceability of the Receivables Claim, the Lender Claim, the Receivables Documents, the Loan Documents, the Administrator’s or any Receivables Purchaser’s interest in the Receivables Assets or the Lenders’ or the Lender Agent’s interest in the Lender Collateral. The Lenders and the Receivables Purchasers have entered into their respective agreements with Cooper Tire or the Transferor, as applicable, based upon their own independent investigations. None of the Lender Agent, the Lenders, the Administrator or the Receivables Purchasers makes any warranty or representation to the other nor does it rely upon any representation of the other with respect to matters identified or referred to in this Section 2.10.
     2.11. Limitation on Liability of Parties to Each Other. Except with respect to liability for breach of express obligations under this Agreement, no party shall have any liability to any other party except for liability arising from the gross negligence or willful misconduct of such party or its representatives as determined by a court of competent jurisdiction. No fiduciary duties on the part of the Administrator or the Lender Agent are intended to be created under this Agreement, notwithstanding the use of the terms “agent” or “agency.” Each of the Administrator, on the one hand, and the Lender Agent, on the other hand, are independent contractors with respect to the other and neither of them shall be regarded as the agent, trustee or other fiduciary of the other by virtue of this Agreement. The obligations and rights under this Agreement of each of the Administrator and the Lender Agent apply to each such party solely in its capacity as Administrator and Lender Agent, and not in any other capacity.
     2.12. Amendments to Loan Arrangements or to this Agreement. Each party hereto shall, upon reasonable request of any other party hereto, provide copies of all modifications or amendments and copies of all other documentation relevant to the Receivables Assets or the Lender Collateral. All modifications or amendments of this Agreement must be in writing and duly executed by an authorized officer of each party hereto to be binding and enforceable.
     2.13. Marshalling of Assets. Nothing in this Agreement will be deemed to require either the Administrator or the Lender Agent (i) to proceed against certain property securing the Lender Claim (or any other obligation or liability under the Loan Agreement or any other Loan Document) or the Receivables Claim (or any other obligation or liability under any other Receivables Document), as applicable, prior to proceeding against other property securing such Claim or obligations or liabilities or against certain persons guaranteeing any such obligations or

(ii) to marshal the Lender Collateral (or any other collateral) or the Receivables Assets (as applicable) upon the enforcement of the Lender Agent’s or the Administrator’s remedies under the Loan Documents or Receivables Documents, as applicable.
     2.14. Relative Rights.
          (a) The relative rights of the Lenders, each as against the other, shall be determined by agreement among such parties in accordance with the terms of the Loan Documents. The Administrator and the Receivables Purchasers shall be entitled to rely on the power and authority of the Lender Agent to act on behalf of all of the Lenders to the extent that the provisions of this Agreement have the Lender Agent so act.
          (b) The Lender Agent and the Lenders shall be entitled to rely on the power and authority of the Administrator to act on behalf of the Receivables Purchasers to the extent that the provisions of this Agreement have the Administrator so act.
     2.15. Effect Upon Loan Documents and Receivables Documents. By executing this Agreement, Cooper Tire and the Transferor agree to be bound by the provisions hereof (i) as they relate to the relative rights of the Lenders and the Lender Agent with respect to the property of Cooper Tire, and (ii) as they relate to the relative rights of Cooper Tire, the Transferor, the Receivables Purchasers and/or the Administrator as creditors of (or purchasers from) Cooper Tire or the Transferor, as the case may be. Cooper Tire acknowledges that the provisions of this Agreement shall not give it any substantive rights as against the Lender Agent or the Lenders and that nothing in this Agreement shall (except as expressly provided herein) amend, modify, change or supersede the terms of the Loan Documents as among Cooper Tire, the Lender Agent and the Lenders. The Transferor and Cooper Tire acknowledge that the provisions of this Agreement shall not give the Transferor or Cooper Tire any substantive rights as against the Administrator or the Receivables Purchasers and that nothing in this Agreement shall (except as expressly provided herein) amend, modify, change or supersede the terms of the Receivables Documents as among the Transferor, Cooper Tire, the Administrator and the Receivables Purchasers. Cooper Tire and the Transferor further acknowledge that the provisions of this Agreement shall not give either such party any substantive rights as against the other and that nothing in this Agreement shall amend, modify, change or supersede the terms of the Receivables Documents as between Cooper Tire and the Transferor. Notwithstanding the foregoing, each of the Administrator (for itself and on behalf of each Receivables Purchaser), and the Lender Agent (for itself and on behalf of each Lender) agrees, that, as between themselves, to the extent that the terms and provisions of the other Loan Documents or the Receivables Documents are inconsistent with the terms and provisions of this Agreement, the terms and provisions of this Agreement shall control.
     2.16. Nature of the Lender Claim and Modification of Loan Documents. Each of the Transferor and the Administrator (for itself and on behalf of each Receivables Purchaser) acknowledge that the Lender Claim and other obligations and liabilities owing under the Loan Documents are, in part, revolving in nature and that the amount of such revolving indebtedness that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed. Except as expressly set forth herein, the terms of the Loan Documents may be modified, extended or amended from time to time, and the amount thereof may be increased or reduced, all without notice to or consent by any of the Transferor, the Administrator or the Receivables Purchasers and without affecting the provisions of this Agreement; provided that nothing in this Section 2.16 (including, without limitation, the next succeeding sentence) shall be construed to relieve Cooper Tire or the Transferor of its obligation to comply with the covenants under the Receivables Purchase Agreement and the Purchase and Sale Agreement. Without in any way limiting the foregoing, each of the Transferor and the Administrator (for itself and on behalf of each Receivables Purchaser) hereby agrees that the maximum amount of the Lender Claim and other obligations and liabilities owing under the Loan Documents may be increased at any time and from time to time to any amount.
     2.17. Nature of the Receivables Claim and Modification of Receivables Documents. Cooper Tire and the Lender Agent (for itself and on behalf of each Lender) acknowledges that the Receivables Claim and other obligations and liabilities owing under the Receivables Documents are, in part, revolving in nature and that the amount of such revolving obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reincurred. Except as expressly set forth herein, the terms of the Receivables Documents may be modified, extended or amended from time to time, and the amount thereof may be increased or reduced, all without notice to or consent by any of Cooper Tire, the Lenders or the Lender Agent and without affecting the provisions of this Agreement; provided that nothing in this Section 2.17 (including, without limitation, the next succeeding sentence) shall be construed to relieve Cooper Tire of its obligation to comply with the covenants under the Loan Agreement. Without in any way limiting the foregoing, each of Cooper Tire and the Lender Agent (for itself and on behalf of each Lender) hereby agrees that the maximum amount of the Receivables Claim and other obligations and liabilities owing under the Receivables Documents and the amount of Receivables that may be purchased or otherwise financed pursuant to the Receivables Documents may, in each case, be increased at any time and from time to time to any amount.
     2.18. Further Assurances. Each of the parties agrees to take such actions as may be reasonably requested by any other party, whether before, during or after an Enforcement Period, in order to effect the rules of distribution and allocation set forth above in this Article 2 and otherwise to effectuate the agreements made in this Article; provided that any such actions shall not violate any law, governmental rule, regulation or court order.
     2.19. Termination and Cessation of Transfer of Receivables. From and after the Sale Termination Date, Cooper Tire shall terminate and cease all transfers of Receivables to the Transferor. Subject to applicable bankruptcy law, nothing contained in this Section shall affect the rights of the Transferor, Administrator or Receivables Purchasers with respect to Receivables Assets transferred prior to the Sale Termination Date; provided, however, that such termination and cessation shall be subject to applicable bankruptcy laws and any orders of any bankruptcy court. Subject to the foregoing proviso, the parties hereto acknowledge and agree that, notwithstanding anything to the contrary in the Receivables Purchase Agreement or the Purchase and Sale Agreement, delivery of a Receivables Termination Notice hereunder shall constitute a Facility Termination Date under (and as defined in) the Receivables Purchase Agreement and a Purchase and Sale Termination Event under (and as defined in) the Purchase and Sale Agreement. Neither the Lender Agent nor Required Lenders shall deliver a Receivables Termination Notice on any date during the continuance of any Lender Event of Default if on such date the total utilization of the Revolver Commitment under (and as defined in) the Loan Agreement is zero.
     2.20. No Petition; Subordinated Note; Stock. The Lender Agent (for itself and on behalf of each Lender) hereby agrees, notwithstanding any provision of the Loan Documents, that
          (a) in connection with its rights as pledgee of the Subordinated Note and the Transferor Stock, (i) it will comply with the subordination provisions of the Subordinated Note and (ii) it will not (A) unless and until it has delivered a Receivables Termination Notice, assume ownership of the Subordinated Note or the Transferor Stock, (B) exercise any voting rights under the Transferor Stock, (C) institute, or cause or require the Originator to institute, any action or suit or exercise, or cause or require the Originator to exercise, any rights or remedies of the Originator upon or with respect to any breach or default by the Transferor under any Subordinated Note or by the Transferor or any other Person under any of the Receivables Documents, or (D) exercise any other remedies on default by Cooper Tire under the Loan Documents with respect to the Pledged Collateral or any other rights or interests of the Originator under the Receivables Documents, in each case until receiving notice from the Administrator that all Receivables Claims have been paid in full and the obligations of the Originator and the Transferor under the Receivables Purchase Agreement and the other Receivables Documents have been terminated; provided, however, that, to the extent provided in the Loan Documents or under applicable law, the Lender Agent may take, or require Cooper Tire to take, reasonable actions to assure the validity, perfection and priority of the Lender Agent’s security interest in the Pledged Collateral and proceeds thereof;
          (b) prior to the date that is one year and one day after the date upon which the Receivables Claim is paid in full, it will not institute against, or join any other Person in instituting against, the Transferor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other similar proceeding under any bankruptcy or similar law of the United States or any state of the United States;
          (c) it shall not contest or challenge, or join any other Person in contesting or challenging, the transfers of Receivables Assets from the Originator to the Transferor (except to the extent in violation of the terms of this Agreement), whether on the grounds that such transfers were disguised financings, preferential transfers, fraudulent conveyances or otherwise or a transfer other than a “true sale” or a “true contribution.” Without limiting the foregoing, it shall not contest or challenge, or join any other Person in contesting or challenging, the validity, enforceability, priority or perfection of the interest of the Transferor in any of the Receivables Assets, or the validity, enforceability, priority or perfection of the interest of any assignee of the Transferor (including any Receivables Purchaser) in any of the Receivables Assets. In addition, it shall not (x) assert that any Person and the Transferor should be substantively consolidated or that the Transferor is not or was not a limited liability company separate and distinct from the Originator or any other Person, or (y) challenge the valuation of any Receivables Assets which any Receivables Purchaser, any assignee of such Receivables Purchaser or the Administrator may elect to liquidate as permitted under the Receivables Documents, or otherwise assert that any such liquidation was illegal, not done in a commercially reasonable manner, or otherwise invalid or improper; and

          (d) neither the Administrator nor any Receivables Purchaser has a fiduciary duty to any Lender based on the pledge of the Subordinated Note or Transferor Stock.
ARTICLE 3.
MISCELLANEOUS.
     3.01. Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile copy) and delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or facsimile as to each party hereto, at its address set forth under its name on Schedule 3.01 hereto or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective upon receipt or, in the case of notice by telex, when telexed against receipt of the answerback, or in the case of notice by facsimile copy, when verbal confirmation of receipt is obtained, in each case addressed as aforesaid.
     3.02. Agreement Absolute. This Agreement may not be modified or amended, except in accordance with Section 2.12. This Agreement shall be applicable both before and after the filing of any petition under the Bankruptcy Code by or against Cooper Tire or the Transferor and all references herein to Cooper Tire or the Transferor shall be deemed to apply to a debtor-in-possession for such party and all allocations of payments between the Lenders and the Receivables Purchasers shall, subject to any court order to the contrary, continue to be made after the filing of such petition on the same basis that the payments were to be applied prior to the date of the petition.
     3.03. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. The successors and assigns for Cooper Tire and the Transferor shall include a debtor-in-possession or trustee of or for such party. The successors and assigns for the Lenders, the Receivables Purchasers, the Lender Agent and the Administrator, as the case may be, shall include any successor Lenders, Receivables Purchasers, Lender Agent and Administrator, as the case may be, appointed under the terms of the Loan Documents or the Receivables Documents, as applicable. Each of the Lender Agent (for itself and on behalf of each Lender) and the Administrator (for itself and on behalf of each Receivables Purchaser), as the case may be, agrees not to transfer any interest it may have in, to or under the Loan Documents, the Receivables Documents, the Lender Collateral, the Receivables Assets, the Lender Claim or the Receivables Claim unless such transferee has been notified of the existence of this Agreement and has agreed to be bound hereby. Any reference in this Agreement to the Lender Agent shall include each successor Lender Agent that may be appointed from time to time pursuant to the Loan Agreement, and each such successor Lender Agent shall automatically and without further action become, and be deemed to have become, a party hereto by its acceptance of its appointment as a successor Lender Agent.
     3.04. Beneficiaries. The terms and provisions of this Agreement shall be for the sole benefit of the parties hereto, the Lenders and the Receivables Purchasers and their respective successors and assigns, and no other Person shall have any right, benefit or priority by reason of this Agreement.

     3.05. GOVERNING LAW. (A) THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
     (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF NEW YORK COUNTY, NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.
     3.06. Section Titles. The article and section headings contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.
     3.07. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.
     3.08. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
* * * * *

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

PNC BANK, NATIONAL ASSOCIATION, as Administrator
By:	/s/ William P. Falcon
	Name:	William P. Falcon
	Title:	Vice President

BANK OF AMERICA, N.A., as Lender Agent
By:	/s/ Thomas H. Herron
	Name:	Thomas H. Herron
	Title:	Senior Vice President

S-1	Intercreditor Agreement

COOPER RECEIVABLES LLC, as Transferor
By:	/s/ Charles F. Nagy
	Name:	Charles F. Nagy
	Title:	Assistant Treasurer

By:	/s/ Stephen O. Schroeder
	Name:	Stephen O. Schroeder
	Title:	President and Treasurer

COOPER TIRE & RUBBER COMPANY as Originator, as Servicer and as Borrower
By:	/s/ Charles F. Nagy
	Name:	Charles F. Nagy
	Title:	Assistant Treasurer

By:	/s/ Philip G. Weaver
	Name:	Philip G. Weaver
	Title:	Vice President & CFO

S-2	Intercreditor Agreement